 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 We hereby consent to the use in the Registration Statement on Form S-8 of our report dated April 22, 2013 with respect to the relating to the financial statements of Nyxio Technologies Corporation.

/s/L.L. Bradford & Company, LLC

Las Vegas, Nevada

June 27, 2013